Exhibit 99.1

Contact:	D. Anthony Peay - (804) 632-2112
Executive Vice President/ Chief Financial Officer

Distribute to:	Virginia State/Local News lines, NY Times, AP, Reuters, S&P, Moody’s, Dow Jones, Investor Relations Service

July 22, 2010	Traded: NASDAQ	Symbol: UBSH

Union First Market Bankshares to Present at KBW’s 11th Annual Community Bank Investor Conference on July 27, 2010

FOR IMMEDIATE RELEASE (Richmond, Virginia) — Union First Market Bankshares Corporation (NASDAQ: UBSH) announced that G. William Beale, CEO and D. Anthony Peay, EVP & CFO of Union First Market Bankshares Corporation, will be presenting at the Keefe, Bruyette & Woods (KBW) 11th Annual Community Bank Investor Conference at the Waldorf Astoria, in New York City on Tuesday, July 27, 2010. The presentation is scheduled for approximately 3:00 p.m. Eastern Daylight Time.

The conference presentation may be viewed via live web cast and may be accessed at http://kbw.com/news/conferenceCommunity2010_Webcast.html. All audio and presentations will be archived for 60 days after the event. Any web cast related questions should be directed to HELPME@kbw.com or 212-887-6778.

ABOUT UNION FIRST MARKET BANKSHARES CORPORATION

Union First Market Bankshares Corporation is the largest community banking organization based in Virginia, providing full service banking to the Northern, Central, Rappahannock, Tidewater and Northern Neck regions of Virginia through its bank subsidiaries, Union First Market Bank (77 locations in the counties of Albemarle, Caroline, Chesterfield, Fairfax, Fluvanna, Hanover, Henrico, James City, King George, King William, Nelson, Spotsylvania, Stafford, Westmoreland, York, and the cities of Richmond, Fredericksburg, Williamsburg, Newport News, Grafton, Charlottesville, Colonial Heights, and Roanoke); Northern Neck State Bank (9 locations in the counties of Richmond, Westmoreland, Essex, Northumberland and Lancaster); and Rappahannock National Bank (6 locations in Washington, Front Royal, Middleburg, Warrenton, and Winchester). Union Investment Services, Inc. provides full brokerage services; Union Mortgage Group, Inc. provides a full line of mortgage products; and Union Insurance Group, LLC offers various lines of insurance products. Union First Market Bank also owns a non-controlling interest in Johnson Mortgage Company, LLC.

On June 30, 2010, the Company announced its decision to combine two of its community banks, Northern Neck State Bank and Rappahannock National Bank, into its largest bank affiliate, Union First Market Bank, on October 12, 2010.

Additional information is available on the Company’s website at www.ubsh.com. The shares of the Company are traded on the NASDAQ Global Select Market under the symbol “UBSH.”

FORWARD-LOOKING STATEMENTS

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.